CERTIFICATION PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of iMedia International, Inc. (the "Registrant"), does hereby certify, to such officer's knowledge, that:

     (1) The Annual Report on Form 10-KSB for the year ended December 31, 2003 of the Registrant fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     (2) Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:   3/23/04                               /s/ David MacEachern
                                               --------------------------
                                               David MacEachern
                                               Chief Executive Officer


Dated:   3/23/04                               /s/ Franklin Unruh
                                               --------------------------
                                               Franklin Unruh
                                               Chief Financial Officer